Exhibit 10.2

Execution Version

CONTRIBUTION AGREEMENT

between

ARES STRATEGIC INCOME FUND,

as Transferor

and

ASIF FUNDING II, LLC,

as Transferee

Dated as of March 1, 2024

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TABLE OF CONTENTS

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Section 8.5 Further Assurances	17
Section 8.6 No Waiver; Cumulative Remedies	17
Section 8.7 Counterparts	17
Section 8.8 Binding Effect; Third-Party Beneficiaries	18
Section 8.9 Merger and Integration	18
Section 8.10 Headings	18
Section 8.11 Electronic Signatures	18
Section 8.12 Non-Petition; Limited Recourse	18
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This CONTRIBUTION AGREEMENT, dated as of March 1, 2024, between ARES STRATEGIC INCOME FUND, a Delaware statutory trust, as transferor (in such capacity, the “Transferor”), and ASIF FUNDING II, LLC, a Delaware limited liability company, as transferee (in such capacity, the “Transferee”).

W I T N E S S E T H:

WHEREAS, the Transferee desires to acquire from the Transferor certain loans and related assets on the Closing Date and from time to time thereafter;

WHEREAS, the Transferor desires to assign and contribute such loans and related contracts to the capital of the Transferee on the Closing Date and from time to time on each Conveyance Date;

WHEREAS, the Transferor and the Transferee desire to consummate such assignments and contributions upon the terms and conditions hereinafter set forth;

WHEREAS, it is the Transferor’s and the Transferee’s intention that each conveyance of Transferred Assets hereunder is a “true contribution” for all purposes (other than for tax purposes), such that, upon the making of a contribution, the Transferred Assets will constitute property of the Transferee from and after the applicable Conveyance Date.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between the Transferee and the Transferor as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). All capitalized terms used herein but not defined herein shall have the respective meanings specified in, or incorporated by reference into, the Credit Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among the Transferee, as borrower, the Transferor, as parent and servicer, THE BANK OF NOVA SCOTIA, as administrative agent, U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as collateral agent and collateral administrator, U.S. BANK NATIONAL ASSOCIATION, as document custodian and custodian, and the lenders party thereto from time to time.

“Agreement” has the meaning set forth in the preamble hereto.

“Closing Date Participations” has the meaning set forth in the Credit Agreement.

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“Convey” means to transfer, assign, contribute or otherwise convey assets hereunder.

“Conveyance” means, as the context may require, the initial Conveyance or a Subsequent Conveyance.

“Conveyance Date” means each date a Transferred Asset is Conveyed from the Transferor to the Transferee hereunder.

“Elevation” has the meaning set forth in Section 2.4(a).

“Elevation Date” has the meaning set forth in Section 2.4(a).

“Indorsement” has the meaning specified in Section 8-102(a)(11) of the UCC, and “Indorsed” has a corresponding meaning.

“Participated Loan” means each Closing Date Participation and each Participation Interest.

“Participation Interest” has the meaning set forth in the Credit Agreement.

“Related Security” means, with respect to each Collateral Loan:

(a) any Related Property securing a Collateral Loan, all payments paid in respect thereof and all monies due, to become due and paid in respect thereof accruing after the applicable Funding Date and all liquidation proceeds thereof;

(b) all guaranties, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such indebtedness;

(c) all Collections with respect to such Collateral Loan and any of the foregoing;

(d) any guarantees or similar credit enhancement for an Obligor’s obligations under any Collateral Loan, all UCC financing statements or other filings relating thereto, including all rights and remedies, if any, against any Related Security, including all amounts due and to become due to the Transferee thereunder and all rights, remedies, powers, privileges and claims of the Transferee thereunder (whether arising pursuant to the terms of such agreement or otherwise available to the Transferee at law or in equity);

(e) all Required Loan Documents with respect to such Collateral Loan and any of the foregoing; and

(f) all recoveries and proceeds of the foregoing.

“Schedule of Collateral Loans” has the meaning set forth in Section 2.1(a).

“Subsequent Conveyance” has the meaning set forth in Section 2.1(b).

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“Subsequent Conveyance Date” has the meaning set forth in Section 2.1(b).

“Transferee” has the meaning set forth in the preamble hereto.

“Transferor” has the meaning set forth in the preamble hereto.

“Transferred Assets” means, collectively, each Collateral Loan (including any Participated Loan) and Related Security Conveyed from the Transferor to the Transferee pursuant to the terms of this Agreement.

SECTION 1.2 Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC, and not specifically defined herein, are used herein as defined in such Article 9. The term “including” when used in this Agreement means “including without limitation.”

SECTION 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”

ARTICLE II

CONVEYANCES OF TRANSFERRED ASSETS

SECTION 2.1 Conveyances.

(a) On the terms and subject to the conditions set forth in this Agreement, the Transferor hereby Conveys to the Transferee on the Closing Date, and the Transferee hereby acquires as a capital contribution in an amount determined in accordance with Section 4.1(l) from the Transferor on the Closing Date, all of the Transferor’s right, title and interest in and to each Collateral Loan listed on Schedule A to this Agreement (as such schedule may be amended, supplemented, updated or otherwise modified from time to time, the “Schedule of Collateral Loans”), together with all other Related Security and all proceeds of the foregoing but excluding the Retained Interests (if any) for such Transferred Asset. For each Collateral Loan, the amount set forth in the column entitled "Transfer Price" on the Schedule of Collateral Loans shall (i) be its "purchase price" for purposes of the Credit Agreement and (ii) be determined in accordance with Section 5.35 of the Credit Agreement.

(b) In the event the Transferee agrees, from time to time after the Closing Date, to acquire additional Collateral Loans (including Related Security) from the Transferor (the date of the proposed Conveyance, a “Subsequent Conveyance Date”), the Transferor shall provide to the Transferee a supplement to the Schedule of Collateral Loans identifying the Transferred Assets proposed to be Conveyed. On the terms and subject to the conditions set forth in this Agreement and the Credit Agreement, the Transferor shall Convey to the Transferee,

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and the Transferee shall acquire, on the applicable Subsequent Conveyance Date (each such conveyance being herein called a “Subsequent Conveyance”), all of the Transferor’s right, title and interest in and to each Collateral Loan then reported by the Transferor on the supplement to the Schedule of Collateral Loans, as being Conveyed in such Subsequent Conveyance, together with all other Related Security and all proceeds of the foregoing but excluding the Retained Interests (if any) for such Transferred Asset. For the avoidance of doubt, Schedule A, when delivered in accordance with the terms hereof, shall automatically be deemed to update any previously delivered Schedule A without the need for action or consent on the part of any Person.

(c) It is the express intent of the Transferor and the Transferee that each Conveyance of Transferred Assets by the Transferor to the Transferee pursuant to this Agreement be construed as an absolute contribution of such Transferred Assets by the Transferor to the Transferee providing the Transferee with the full risks and benefits of ownership of such Transferred Assets as of the applicable Conveyance Date. Further, it is not the intention of the Transferor and the Transferee that any contribution be deemed a grant of a security interest in the Transferred Assets by the Transferor to the Transferee to secure a debt or other obligation of the Transferor. However, in the event that, notwithstanding the intent of the parties expressed herein, the Conveyances hereunder shall be characterized as loans and not as contributions, then (i) this Agreement also shall be deemed to be, and hereby is, a security agreement within the meaning of the UCC and other Applicable Law and (ii) the Conveyances by the Transferor provided for in this Agreement shall be deemed to be, and the Transferor hereby grants to the Transferee, a security interest in (and such security interest is hereby assigned by the Transferee to the Collateral Agent, for the benefit of the Secured Parties), to and under all of the Transferor’s right, title and interest in, to and under, whether now owned or hereafter acquired, such Transferred Assets and all proceeds of the foregoing. If the Conveyances hereunder shall be characterized as loans and not as contributions, the Transferee and its assignees shall have, with respect to such Transferred Assets and other related rights, in addition to all the other rights and remedies available to the Transferee and its assignees and under the other Loan Documents, all the rights and remedies of a secured party under any applicable UCC.

(d) The Transferor and the Transferee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Transferred Assets to secure a debt or other obligation, such security interest would be deemed to be a perfected security interest in favor of the Transferee under Applicable Law and will be maintained as such throughout the term of this Agreement. The Transferor represents and warrants that the Transferred Assets are being transferred with the intention of removing them from the Transferor’s estate pursuant to Section 541 of the Bankruptcy Code; provided that, with respect to any Participated Loan, the Transferee shall not be the record owner of legal title of the related Collateral Loan until the Elevation Date of such Participated Loan, and each Conveyance of a Participated Loan as contemplated by this Agreement constitutes a conveyance, transfer and assignment of such Participated Loan, including all beneficial and economic interests in the underlying loan from the Transferor to the Transferee, leaving the Transferor with only “bare legal title” to such underlying loan and the proceeds and any related collateral, such that the Participated Loan (including such beneficial interest in the underlying loan and the proceeds and any related collateral) shall not be part of the Transferor’s estate, as determined pursuant to Section 541 of the Bankruptcy Code, in the event

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of the filing of a bankruptcy petition by or against the Transferor under any bankruptcy Law. The Transferee assumes all risk relating to nonpayment or failure by the Obligors to make any distributions owed by them under the Transferred Assets. Except with respect to any breach of its representations, warranties and covenants expressly stated in this Agreement, the Transferor assigns each Transferred Asset “as is,” and makes no covenants, representations or warranties regarding the Transferred Assets.

(e) In connection with the initial Conveyance, the Transferor agrees to file on or prior to the date of the initial Conveyance, at its own expense, a precautionary financing statement or statements with respect to the Transferred Assets Conveyed by the Transferor hereunder from time to time meeting the requirements of Applicable Law in the appropriate jurisdiction to perfect and protect the interests of the Transferee created hereby under the UCC against all creditors of, and purchasers from, the Transferor, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Transferee as soon as reasonably practicable after its receipt thereof.

(f) The Transferor agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents and take all actions as may be reasonably necessary or as the Transferee may reasonably request, in order to perfect or protect the interest of the Transferee in the Transferred Assets contributed hereunder or to enable the Transferee to exercise or enforce any of its rights hereunder. Without limiting the foregoing, the Transferor will, in order to accurately reflect the Conveyances contemplated by this Agreement, execute and file such financing or continuation statements or amendments thereto or assignments thereof (as permitted pursuant hereto) or other documents or instruments as may be reasonably requested by the Transferee and mark its master computer records (or related sub-ledger) noting the contribution by the Transferee of the Transferred Assets and the Lien of the Collateral Agent pursuant to the Credit Agreement. The Transferor hereby authorizes the Transferee to file and, to the fullest extent permitted by Applicable Law the Transferee shall be permitted to file initial financing statements, continuation statements and amendments thereto and assignments thereof without the Transferor’s further action; provided that the description of collateral contained in such financing statements shall be limited to only Transferred Assets. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

(g) Each of the Transferor and the Transferee agrees that prior to the time of Conveyance of any Transferred Asset hereunder, the Transferee has no rights to or claim of benefit from any Transferred Asset (or any interest therein) owned by the Transferor.

(h) The Transferred Assets acquired, transferred to and assumed by the Transferee from the Transferor shall include the Transferor’s entitlement to any surplus or responsibility for any deficiency that, in either case, arises under, out of, in connection with, or as a result of, the foreclosure upon or acceleration of any such Transferred Assets.

(i) Except as otherwise permitted under this Agreement or the other Loan Documents, the Transferor shall have no right hereunder to reacquire any of the Transferred Assets, and the Transferee shall be entitled to dispose of any Transferred Assets in its discretion (subject to the Credit Agreement) and shall have no duty or obligation to account to the

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Transferor in respect thereof nor any recourse to the Transferor in connection with any such disposition.

(j) Each of the Transferor and the Transferee acknowledges, agrees, represents and warrants that (1) there are no other agreements related to the contribution of the Transferred Assets other than this Agreement, the Credit Agreement and any related assignment agreements, (2) this Agreement (along with any related assignment agreements) and the Credit Agreement represent the entire agreement between the parties with respect to the transactions subject of and contemplated by this Agreement, (3) this Agreement is not an attempt to hide the true agreement between the parties, and (4) the parties to this Agreement do not and will not depart from its terms with respect to the matters subject hereof.

SECTION 2.2 Indemnification. Without limiting any other rights which any such Person may have hereunder or under Applicable Law, the Transferor agrees to indemnify on a net after-tax basis (including, for example, taking into account the deductibility of an applicable underlying damage, loss, liability or related cost and expense) the Transferee and its successors, transferees, and assigns (including each Secured Party) and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each of the foregoing Persons being individually called an “Indemnified Party”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively called “Indemnified Amounts”) awarded against or incurred by any of them arising out of any breach by the Transferor of any of its obligations hereunder or arising as a result of the failure of any representation or warranty of the Transferor herein to be true and correct on the date such representation or warranty was made, excluding, however, (a) Indemnified Amounts in respect of any Transferred Asset due to an Obligor’s creditworthiness, (b) Indemnified Amounts payable to an Indemnified Party to the extent determined by a court of competent jurisdiction to have resulted from gross negligence, bad faith or willful misconduct on the part of any Indemnified Party or its agent or subcontractor, (c) except as otherwise specifically provided herein, non-payment by any Obligor of an amount due and payable with respect to a Transferred Asset, (d) any Excluded Taxes and any Taxes indemnifiable under the Credit Agreement and (e) Indemnified Amounts resulting from the performance or non-performance of the Transferred Assets.

SECTION 2.3 Direct Assignments. The Transferor and the Transferee acknowledge and agree that, solely for administrative convenience, any transfer document or assignment agreement required to be executed and delivered in connection with the transfer of a Collateral Loan in accordance with the terms of related Underlying Instruments may reflect that (i) the Transferor (or any third-party from whom the Transferor or the Transferee may purchase a Collateral Loan) is assigning such Collateral Loan directly to the Transferee or (ii) the Transferee is acquiring such Loan at the closing of such Collateral Loan. Nothing in any such transfer document or assignment agreement shall be deemed to impair the Conveyances of the Collateral Loans by the Transferor to the Transferee in accordance with the terms of this Agreement.

SECTION 2.4 Participated Loans.

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(a) In connection with the initial Conveyance on the Closing Date of certain Closing Date Participations, and in connection with any conveyance of certain Participation Interests thereafter on any Subsequent Conveyance Date, the Transferor and the Transferee shall use commercially reasonable efforts to cause the relevant participation to be elevated to an assignment pursuant to the provisions of Section 2.4(c). Such elevation is referred to herein as the “Elevation” with respect to any Participated Loan, and the date of any such Elevation is referred to herein as the related “Elevation Date”. With respect to each Participated Loan, on each Conveyance Date, the Transferor hereby assigns, transfers and grants to the Transferee, without recourse (except to the extent specifically provided herein) and the Transferee hereby acquires from the Transferor, a 100% undivided participation interest in such Collateral Loan, which interest shall include, to the extent permitted to be transferred under the terms governing such Collateral Loan and under Applicable Law, all claims, causes of action and any other right of the Transferor (in its capacity as a lender under any credit documentation executed and delivered in connection with a Collateral Loan), whether known or unknown, against any obligor or any of its affiliates, agents, representatives, contractors, advisors or other Person arising under or in connection with such documentation or that is in any way based on or related to any of the foregoing or the loan transactions governed thereby, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations transferred pursuant to this Agreement, in each case, for settlement of Conveyance on the applicable Conveyance Date upon the terms and subject to the conditions set forth in this Agreement. For the avoidance of doubt, the Transferor and the Transferee agree that the tenor, interest rate and other terms of each Participated Loan shall be coextensive with those of the underlying Collateral Loan.

(b) The Transferor agrees that, until the Elevation of each Participated Loan has been completed, it shall exercise the same duty of care in the administration and enforcement of each such Participated Loan that it would exercise if it held the Participated Loans solely for its own account, but in any event, no less than a commercially reasonable standard of care.

(c) Subject to the terms and provisions of each Participated Loan, the Transferor and the Transferee shall use commercially reasonable efforts to effect an Elevation of (i) each Closing Date Participation as soon as reasonably practicable and in all events within one hundred eighty (180) days (or two hundred ten (210) days if, as certified by the Transferor and the Transferee, such delay in Elevation is due to actions or inactions outside the control of the Transferee and the Transferor, and each of the Transferee and the Transferor has complied with its obligations under this Agreement and the Credit Agreement with respect to each such Elevation) of the Closing Date; and (ii) each Participation Interest as soon as reasonably practicable and in all events within one hundred eighty (180) days of the applicable date of acquisition. Each of the Transferor and the Transferee shall take such action (including the execution and delivery of an assignment agreement) as shall be mutually agreeable in connection therewith and in accordance with the terms and conditions of each such Participated Loan and consistent with the terms of this Agreement and the Credit Agreement. The Transferee shall pay any elevation fees, transfer fees and other expenses payable in connection with an Elevation and any expenses of administering each Participated Loan prior to its Elevation Date.

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(d) Until an Elevation has been effected with respect to each Participated Loan, the Transferor shall maintain its existence as a statutory trust under the laws of its jurisdiction of formation.

(e) If the Transferor is dissolved, notwithstanding the foregoing, each party agrees (so far as the same is within its power and control) that the participation interests in each of the Participated Loans shall elevate automatically and immediately to an assignment and all of the Transferor’s rights, title, interests and ownership of such Participated Loans shall vest in the Transferee. The Transferor shall be deemed to have consented and agreed to Elevation for each of the Participated Loans upon the execution of this Agreement. The Transferor agrees that, following the Transferor’s dissolution, the Transferee shall be permitted to take any and all action necessary to effectuate an Elevation and/or finalize an assignment of any of the Participated Loans, and in furtherance of the foregoing, effective immediately upon a dissolution of the Transferor, the Transferor hereby makes, constitutes and appoints the Transferee, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, to sign, execute, certify, swear to, acknowledge, deliver, file, receive and record any and all documents that the Transferee reasonably deems appropriate or necessary in connection with any Elevation or finalization of an assignment of any of the Participated Loans. The foregoing power of attorney is (x) hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the bankruptcy or insolvency or dissolution of the Transferor and (y) expressly limited to the foregoing actions taken with respect to Participated Loans.

ARTICLE III

RESERVED

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Transferor’s Representations and Warranties. The Transferor represents and warrants to the Transferee as of the Closing Date and as of each Conveyance Date:

(a) Organization and Good Standing. The Transferor is a statutory trust duly formed, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business and the performance of its obligations hereunder and under the other Loan Documents to which it is a party requires it to be so qualified.

(b) Power and Authority. The Transferor has the power, authority and legal right to own, pledge, mortgage, operate and convey the Transferred Assets, to conduct its business as now, or proposed to be, conducted and to enter into, execute and deliver this Agreement and the Loan Documents to which it is a party and to perform the transactions contemplated hereby and thereby.

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(c) Authorization; Contravention. The execution, delivery and performance by the Transferor of this Agreement, each other Loan Document to which it is a party and all other agreements, instruments and documents which may be delivered by it pursuant hereto or thereto and the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary action on the part of the Transferor, (ii) do not contravene or cause the Transferor to be in default under (A) its formation documents or its organizational documents, (B) any contractual restriction with respect to any Indebtedness of the Transferor or contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting it or its property, or (C) in any material respect, any Applicable Law, rule, regulation, order, license, requirement, writ, judgment, award, injunction or decree applicable to, binding on or affecting it or any of its property and (iii) do not result in or require the creation of any Lien upon or with respect to any of its properties (other than Liens created pursuant to this Agreement).

(d) Execution and Delivery. This Agreement and each other Loan Document to which the Transferor is a party have been duly executed and delivered by the Transferor.

(e) Governmental Authorization. No approval by, consent of, notice to, filing with or permits, licenses, qualifications or other action by any Governmental Authority having jurisdiction over it or its properties is required or necessary for the conduct of the Transferor’s business as currently conducted, for the ownership, use, operation or maintenance of its properties and for the due execution, delivery and performance by the Transferor of this Agreement or any of the Loan Documents to which it is a party, in each case, other than consents, notices, filings and other actions which have been obtained or made (or will be obtained or made substantially simultaneously with the Closing Date), and continuation statements and renewals in respect thereof.

(f) Legality; Validity; Enforceability. Assuming due authorization, execution and delivery by each other party hereto and thereto, this Agreement and each other Loan Document to which it is a party create the obligations which are legal, valid, binding and enforceable obligations against the Transferor in accordance with its respective terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally, (B) equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (C) implied covenants of good faith and fair dealing.

(g) No Litigation. There are no proceedings or investigations pending or, to its knowledge, threatened against the Transferor, before any court or Governmental Authority having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the other Loan Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Loan Documents, (C) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by the Transferee of its obligations under, or the validity or enforceability of, this Agreement or any of the other Loan Documents or (D) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on any of the Transferred Assets.

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(h) Legal Compliance. The Transferor has complied and will comply in all material respects with all Applicable Laws with respect to its business and properties and the Transferred Assets.

(i) Taxes. The Transferor has timely filed all federal and other material Tax returns (foreign, federal, state, local and otherwise) required to be filed by it (subject to any extensions to properly file the same) relating to the Transferred Assets and has paid or made adequate provisions for the payment of all federal and other material Taxes due and payable by it relating to the Transferred Assets (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Transferor). It is not liable for Taxes with respect to the Transferred Assets payable by any other Person. No Tax lien (other than a Permitted Lien) or similar adverse claim has been filed, and no claim has been filed or is being asserted, with respect to any such Tax relating to the Transferred Assets. Any Taxes, fees and other governmental charges payable by the Transferor in connection with the transactions contemplated by this Agreement and the execution and delivery of this Agreement have been paid or shall have been paid if and when due.

(j) Place of Business. The principal place of business and chief executive office of the Transferor, and the offices where the Transferor keeps all its Required Loan Documents, are located at its address specified in Section 8.3, or such other locations notified to the Transferee in accordance with this Agreement in jurisdictions where all action required by the terms of this Agreement has been taken and completed. There are currently no, and during the past four months (or such shorter time as the Transferor has been in existence) there have not been, any other locations where the Transferor is located (as that term is used in the UCC of the jurisdiction where such principal place of business is located).

(k) Ownership; Security Interest. Notwithstanding that it is the express intent of the parties hereto that each Conveyance of Transferred Assets hereunder be an absolute contribution of such Transferred Assets by the Transferor to the Transferee, in the event that, notwithstanding the intent of the parties, the Conveyances hereunder shall be characterized as loans and not as contributions, then this Agreement creates a valid and continuing Lien on the Transferred Assets in favor of the Transferee and the Collateral Agent, as assignee, for the benefit of the Secured Parties, which security interest is validly perfected under Article 9 of the UCC (to the extent such security interest may be perfected under such article), and is enforceable as such against creditors of and purchasers from the Transferee; the Transferred Assets are comprised of instruments, security entitlements, general intangibles, certificated securities, uncertificated securities, securities accounts, investment property and proceeds (each as defined in the UCC) and such other categories of collateral under the applicable UCC as to which the Transferor has complied with its obligations as set forth herein; the Transferor has received all consents and approvals required by the terms of any Collateral Loan to the contribution and granting of a security interest in the Collateral Loans hereunder to the Transferee and the Collateral Agent, as assignee on behalf of the Secured Parties; the Transferor has taken all necessary steps to file or authorize the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in that portion of the Transferred Assets in which a security interest may be perfected by filing pursuant to Article 9 of the UCC as in effect in the State of Delaware; all original executed

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copies of each underlying promissory note constituting or evidencing any Transferred Asset have been or, subject to the delivery requirements contained in the Credit Agreement, will be delivered to the Transferee or its designee; none of the underlying promissory notes that constitute or evidence the Collateral Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Transferee and the Collateral Agent, as assignee on behalf of the Secured Parties; with respect to a Transferred Asset that constitutes a certificated security (as defined in the UCC), such certificated security has been delivered to the Transferee or its designee and, if in registered form, has been specially Indorsed (within the meaning of the UCC) to the Collateral Agent or in blank by an effective Indorsement or has been registered in the name of the Collateral Agent upon original issue or registration of transfer by the Transferor of such certificated security; and in the case of an uncertificated security (as defined in the UCC), by causing the Transferee or its designee to become the registered owner of such uncertificated security.

(l) Fair Consideration; No Avoidance for Collateral Loan Payments. With respect to each Transferred Asset (or portion thereof) Conveyed hereunder, the Transferor Conveyed such Transferred Asset (or portion thereof) in accordance with this Agreement in the form of a capital contribution to the Transferee in an amount which constitutes fair consideration and reasonably equivalent value for each such Transferred Asset (or portion thereof) so conveyed. Each such Conveyance referred to in the preceding sentence shall not have been made for or on account of an antecedent debt owed by the Transferor to the Transferee. In addition, no such Conveyance shall have been made with the intent to hinder or delay payment to or defraud any creditor of the Transferor and no such Conveyance is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

(m) Eligibility of Transferred Assets. Each Transferred Asset Conveyed hereunder, at the time of such Conveyance, satisfies the Eligibility Criteria. As of each Conveyance Date, Schedule A is an accurate and complete listing of all the Transferred Assets and other Transferred Assets hereunder as of such Conveyance Date and the information contained therein with respect to the identity of such Transferred Assets and the amounts owing thereunder is true and correct as of the related Conveyance Date.

(n) Adequate Capitalization; No Insolvency. The Transferor is adequately capitalized and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Loan Documents. After giving effect to the transactions contemplated by this Agreement and the other Loan Documents, the Transferor will be adequately capitalized for its business as proposed to be conducted in the foreseeable future and does not expect the commencement of any insolvency, bankruptcy or similar proceedings or the appointment of a receiver, liquidator or similar official in respect of its assets. The Transferor executed and delivered each of the Loan Documents to which it is a party for fair consideration and without the intent to hinder, delay or defraud any of its creditors or any other Person.

(o) True Contribution. Each Transferred Asset Conveyed hereunder shall have been Conveyed by the Transferor to the Transferee in a “true contribution”.

(p) Good Title to Conveyed Transferred Assets. In respect of each Conveyance, the Transferor has not assigned, pledged or otherwise conveyed or encumbered any interest in the Transferred Assets being Conveyed to any other Person, which assignment, pledge,

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conveyance or encumbrance remains effective as of the applicable Conveyance Date. Immediately prior to the Conveyance of any of the Transferred Asset by the Transferee from the Transferor, such Transferred Asset is free and clear of any lien, encumbrance or impediment to transfer created by Transferor (including any adverse claim), and the Transferor is the sole record and beneficial owner of and has good and marketable title to and the right to transfer such Transferred Asset to the Transferee and, upon the Conveyance of such Transferred Asset to the Transferee, the Transferee shall be the sole owner of such Transferred Asset free of any adverse claim created by the Transferor.

(q) True and Complete Information. No written information, financial statements, statements or reports, in each case, furnished by or on behalf of the Transferor to the Transferee or, if applicable, to any Lender contain any material misstatement of fact, or omit to state a material fact necessary to make the statements set forth therein not misleading; provided that, solely with respect to information furnished by or on behalf of the Transferor, which was provided to the Transferor from an Obligor (or the underlying administrative agent or underwriter) with respect to a Transferred Asset, such information only needs to be true, complete and correct in all material respects to the knowledge of the Transferor.

(r) Reserved.

(s) Payment in Full. The Transferor had no actual knowledge at the time of Conveyance of each Transferred Asset of any fact which leads it to expect that any payments on such Transferred Asset will not be paid in full when due or to expect any other material adverse effect on (A) the performance by the Transferor of its obligations under this Agreement or any of the Loan Documents to which it is a party, (B) the validity or enforceability of this Agreement or any of the Loan Documents to which it is a party, or (C) the Transferred Assets or the interests of the Transferor therein.

(t) No Brokers or Finders. No broker or finder acting on behalf of the Transferor was employed or utilized in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby and the Transferor has no obligation to any Person in respect of any finder’s or brokerage fees in connection therewith.

(u) Reserved.

(v) Special Purpose Entity. Other than for tax purposes, the Transferee is an entity with assets and liabilities separate and distinct from those of the Transferor and any Affiliates thereof, and the Transferor hereby acknowledges that the Administrative Agent, the Lenders and the other Secured Parties are entering into the transactions contemplated by the Credit Agreement in reliance upon the Transferee’s identity as a legal entity that is separate from the Transferor and from each other Affiliate of the Transferor. Therefore, from and after the date of execution and delivery of this Agreement, except as required for tax and consolidated accounting purposes, the Transferor shall take all reasonable steps, including all steps that the Transferee or the Administrative Agent may from time to time reasonably request, to maintain the Transferee’s identity as a legal entity that is separate from the Transferor and from each other Affiliate of the Transferor, and to make it manifest to third-parties that the Transferee is an entity

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with assets and liabilities distinct from those of the Transferor and each other Affiliate thereof and not just a division of the Transferor or any such other Affiliate.

(w) Selection Procedures. In selecting the Transferred Assets, no selection procedures were employed by the Transferor or its Affiliates which are intended to be adverse to the interests of any Lender.

(x) Set–Off, etc. At the time of Conveyance of a Transferred Asset and to the knowledge of the Transferor after reasonable inquiry, such Transferred Asset has not been compromised, adjusted, extended, satisfied, subordinated, rescinded, set–off or modified by the Transferor or by the Obligor thereof and at such time such Transferred Asset is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set–off, counterclaim, defense, abatement, suspension, deferment, deduction, reduction, termination or modification, whether arising out of transactions concerning such Transferred Asset or otherwise, by the Transferor or by the Obligor with respect thereto, except, in each case, as otherwise expressly permitted under the Loan Documents.

(y) No Fraud. Each Collateral Loan was originated or acquired without any fraud or material misrepresentation by the Transferor or, to the Transferor’s knowledge, on the part of the related Obligor.

SECTION 4.2 Reaffirmation of Representations and Warranties by the Transferor; Notice of Breach. On the Closing Date and on each Conveyance Date, the Transferor, by accepting the proceeds of such Conveyance, shall be deemed to have certified that all representations and warranties described in Section 4.1 are true and correct in all material respects (or if such representation and warranty is already qualified by the words “material”, “materially” or “Material Adverse Effect”, then such representation and warranty shall be true and correct in all respects) on and as of such day as though made on and as of such day (or, if such representation or warranty is limited to a specific date, such specific date). The representations and warranties set forth in Section 4.1 shall survive (i) the Conveyance of the Transferred Assets to the Transferee, (ii) the termination of the rights and obligations of the Transferee and the Transferor under this Agreement and (iii) the termination of the rights and obligations of the Transferee under the Credit Agreement. Upon discovery by an Authorized Officer of the Transferee or the Transferor of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other and to the Administrative Agent.

SECTION 4.3 Transferee’s Representations and Warranties. The Transferee represents and warrants to the Transferor as of the Closing Date and as of each Conveyance Date (and as to any Transferred Assets, with respect to the Transferred Assets being purchased on such Conveyance Date) that:

(a) Organization, Good Standing and Due Qualification. The Transferee is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and, except where failure to do so could not reasonably be expected to cause a Material Adverse Effect, all licenses necessary to own its assets and to transact the business in which it is engaged, except where failure to do so could not

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reasonably be expected to cause a Material Adverse Effect, and is duly qualified and in good standing under the laws of each jurisdiction where the transaction of such business or its ownership of the Transferred Assets and the Collateral requires such qualification.

(b) Power and Authority; Due Authorization; Execution and Delivery. The Transferee has the power, authority and legal right to make, deliver and perform this Agreement and each of the Loan Documents to which it is a party and all of the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each of the Loan Documents to which it is a party.

(c) All Consents Required. No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, is required in connection with the execution, delivery or performance by the Transferee of this Agreement or any Loan Document to which it is a party or the validity or enforceability of this Agreement or any such Loan Document or the Transferred Assets or the transfer of an ownership interest or security interest in such Transferred Assets, other than, in each case (x) such as have been met or obtained and are in full force and effect and (y) any consents, approvals, licenses, authorizations, registrations or declarations which the failure to obtain could not reasonably be expected to result in a Material Adverse Effect.

(d) Binding Obligation. This Agreement and each of the Loan Documents to which the Transferee is a party constitutes the legal, valid and binding obligation of the Transferee, enforceable against it in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by the Bankruptcy Code and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law).

(e) No Violation. The execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto in connection with the Grant of the Collateral will not (i) create any Lien on the Collateral other than Permitted Liens or (ii) violate in any material respect any Applicable Law or the organizational documents of the Transferee or (iii) violate any material contractual obligation or other agreement to which the Transferee is a party or by which the Transferee or any property or assets of the Transferee may be bound.

(f) Value Given. The Transferee has given fair consideration and reasonably equivalent value to the Transferor in exchange for the transfer of each Transferred Asset (or any number of them) from the Transferor pursuant to the this Agreement. No such transfer has been made for or on account of an antecedent debt owed by the Transferee to the Transferor and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

(g) No Proceedings. There is no litigation or administrative proceeding or investigation pending or, to its knowledge, threatened against the Transferee or any properties of the Transferee, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Loan Document to which the Transferee is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Loan

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Document to which the Transferee is a party or (iv) seeking any determination or ruling that, in each case, could reasonably be expected to have a Material Adverse Effect.

(h) Contribution Agreement. This Agreement and the other Loan Documents (including any assignment or novation instruments and other documents evidencing the assignment or novation of each Transferred Asset in accordance with the related Underlying Instrument) contemplated herein are the only agreements or arrangements pursuant to which the Transferee acquires the Transferred Assets Conveyed to it by the Transferor.

(i) Compliance with Law. The Transferee (i) has complied with all Applicable Law to which it may be subject and (ii) is not in violation of any order of any Governmental Authority or other board or tribunal, in each case, except to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect. The Transferee has not received any notice nor has any reason to believe that it is not in compliance with any of the requirements of the foregoing. The Transferee has maintained all records required to be maintained by any Governmental Authority or under any Applicable Law.

ARTICLE V

COVENANTS OF THE TRANSFEROR

SECTION 5.1 Covenants of the Transferor. The Transferor hereby covenants and agrees with the Transferee that, from the date hereof, and until all amounts owed by the Transferor pursuant to this Agreement have been paid in full (other than as expressly survive the termination of this Agreement), unless the Transferee otherwise consents in writing:

(a) Compliance with Agreements and Applicable Laws. The Transferor shall perform each of its obligations under this Agreement and the other Loan Documents to which it is a party and comply with all Applicable Laws, including those applicable to the Transferred Assets and all proceeds thereof, except to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

(b) Maintenance of Existence and Conduct of Business. The Transferor shall: (i) do or cause to be done all things necessary to (A) preserve and keep in full force and effect its existence as a statutory trust and maintain its rights and franchises in its jurisdiction of formation or registration and (B) qualify and remain qualified as a statutory trust in good standing and preserve its rights and franchises in the jurisdiction of its formation; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and under its governing documents; and (iii) at all times maintain, preserve and protect all of its licenses, permits, charters and registrations, in each case, except where the failure to maintain such liens, permits, charters and registrations could not reasonably be expected to have a Material Adverse Effect.

(c) Cash Management Systems: Deposit of Collections. The Transferor shall transfer, or cause to be transferred, all Collections received by the Transferor to the Collection Account by the close of business on the second (2nd) Business Day following the date such Collections are received.

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(d) Books and Records. The Transferor shall keep proper books of record and account in which full and correct entries shall be made of all transactions with the Transferee and the assets and business of the Transferor related to its obligations under this Agreement or any Transferred Assets or assets proposed to be transferred in accordance with GAAP, maintain and implement administrative and operating procedures necessary to fulfill its obligations hereunder; and keep and maintain all documents, books, records and other information necessary or reasonably advisable and relating to the Transferred Assets prior to their Conveyance hereunder for the collection of all Transferred Assets.

(e) Voting. With respect to each Participated Loan that, in the event the Transferor receives any notice or other communication concerning any amendment, supplement, consent, waiver or other modification (howsoever denominated) under or in respect of any related Underlying Instrument or makes any affirmative determination to exercise or refrain from exercising any rights or remedies thereunder, the Transferor will give prompt notice thereof to the Transferee. In any such event, the Transferor will, with respect to the Participated Loan, to the extent permitted by the related Underlying Instrument, exercise all voting and other powers of consensual ownership relating to such amendment, supplement, consent, waiver or other modification (howsoever denominated) or the exercise of such rights or remedies, in each case, as the Transferee directs the Transferor in writing.

(f) Taxes. The Transferor will file on a timely basis all federal and other material Tax returns required to be filed and will pay all federal and other material Taxes due and payable by it (other than any amount the validity of which is contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP are provided on the books of the Transferor).

(g) ERISA. The Transferor shall not, and shall not cause or permit any of its Affiliates to, cause or permit to occur an event that results in the imposition of a Lien on its interest, if any, in any Transferred Asset under Section 412 of the Code or Section 303(K) or 4068 of ERISA.

(h) Liens. The Transferor shall not create, incur, assume or permit to exist any Lien on or with respect to any of its rights under any of the Loan Documents (other than the Lien covering this Agreement and existing on the Closing Date, which has been disclosed to the Administrative Agent) or on or with respect to any of its rights in the Transferred Assets, in each case other than Permitted Liens and Liens which shall be released at the time of Conveyance to the Transferee. For the avoidance of doubt, this Section 5.1(h) shall not apply to any property retained by the Transferor and not Conveyed or purported to be Conveyed hereunder.

(i) Change of Name. Etc. The Transferor shall not change its name, identity or corporate structure in any manner that would make any financing statement or continuation statement filed by the Transferor (or by the Administrative Agent on behalf of the Transferor) in accordance with Section 2.1(e) seriously misleading or change its jurisdiction of organization, unless the Transferor shall have given the Transferee and the Administrative Agent at least ten (10) days (or such shorter period as the Administrative Agent may agree) prior written notice thereof, and shall promptly file or cause to be filed appropriate amendments to all previously filed financing statements and continuation statements.

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(j) Contribution Characterization; Accounting. The Transferor shall not make statements or disclosures, or treat the transactions contemplated by this Agreement (other than for tax or accounting purposes) in any manner other than as a true contribution or absolute assignment of the title to and sole record and beneficial ownership interest of the Transferred Assets Conveyed or purported to be Conveyed hereunder; provided that, if the Transferee is treated as a “disregarded entity” for federal income tax reporting purposes, the transfer of the Transferred Assets by the Transferor to the Transferee hereunder will not be recognized for such purposes; provided further that, the Transferor may consolidate the Transferee and/or its properties and other assets for accounting purposes in accordance with GAAP.

(k) Commingling. The Transferor shall not, and shall not permit any of its Affiliates to, deposit or permit the deposit of any funds that do not constitute Collections or other proceeds of any Collateral Loans into the Collection Account; provided that, nothing in this clause (k) shall prohibit the Transferor from making capital contributions to the Transferee in accordance with this Agreement, the Credit Agreement and the organizational documents of the Transferee.

(l) Information. The Transferor will furnish to the Transferee, as promptly as practicable following its receipt thereof, any notice received by the Transferor in respect of any Participated Loan with respect to a change in the basis for determining the interest rate thereon or a prepayment thereof. With respect to each Participated Loan, the Transferor will request from an Obligor (to the extent that it is entitled under the related Underlying Instrument to do so), and will furnish to the Transferee (if and to the extent received by the Transferor from an Obligor), such information concerning the business, affairs or condition (financial or otherwise) of an Obligor as the Transferor may reasonably request.

(m) Payment Instructions. The Transferor agrees, and agrees to instruct the relevant administrator or paying agent or trustee (or, in the absence of any such agent or trustee, the relevant Obligor of the relevant Collateral Loan), to remit all payments due to the Transferee on the related Collateral Loan to the Transferee, such payments being any and all interest, fees and any other moneys accrued and due from and including the related Conveyance Date.

(n) Non-consolidation Opinion. The Transferor shall take all actions necessary to maintain the accuracy of the factual assumptions applicable to the Transferor set forth in the legal opinion of Latham & Watkins LLP delivered on the Closing Date with respect to bankruptcy non-consolidation matters in connection with the Loan Documents.

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ARTICLE VI

COLLATERAL LOANS

SECTION 6.1 Limitation on Sales to Transferor and Affiliates. Subject to Section 10.1 of the Credit Agreement, at any time after the Closing Date, the Transferee may sell any Collateral Loan to the Transferor or any Affiliate thereof.

ARTICLE VII

CONDITIONS PRECEDENT

SECTION 7.1 Conditions Precedent. The Conveyance of the Transferred Assets and the obligations of the Transferee to effect the transfer of the Transferred Assets transferred on any Conveyance Date shall be subject to the satisfaction of the following conditions:

(a) All representations and warranties of the Transferor contained in this Agreement shall be true and correct in all material respects (or if such representation and warranty is already qualified by the words “material”, “materially” or “Material Adverse Effect”, then such representation and warranty shall be true and correct in all respects) on such Conveyance Date (or, if such representation or warranty is limited to a specific date, such specific date);

(b) The Transferor shall have performed all other obligations required to be performed by it hereunder on or before the applicable Conveyance Date;

(c) The Transferor shall have either filed or caused to be filed the financing statement(s) required to be filed pursuant to Section 2.1(e); and

(d) All corporate and legal proceedings, and all instruments in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Transferee, and the Transferee shall have received from the Transferor copies of all documents (including records of corporate proceedings) relevant to the transactions herein contemplated as the Transferee may reasonably have requested.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

SECTION 8.1 Amendments, Etc. This Agreement and the rights and obligations of the parties hereunder may not be amended, supplemented, waived or otherwise modified except in an instrument in writing signed by the Transferee and the Transferor and consented to in writing by the Administrative Agent. Any Conveyance or reconveyance executed in accordance with the provisions hereof shall not be considered an amendment or modification to this Agreement.

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SECTION 8.2 Governing Law: Submission to Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b) Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to the Loan Documents, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

SECTION 8.3 Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, electronic mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth below:

(a) in the case of the Transferee:

ASIF FUNDING II, LLC
2000 Avenue of Stars, 12th Floor
Los Angeles, CA 90067
Attention: [***]
Email: [***]

with a copy to:

245 Park Avenue, 44th Floor
New York, New York 10167
Attention: [***]
Email: [***]

(b) in the case of the Transferor:

ARES STRATEGIC INCOME FUND
2000 Avenue of Stars, 12th Floor
Los Angeles, CA 90067
Attention: [***]
Email: [***]

with a copy to:

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245 Park Avenue, 44th Floor
New York, New York 10167
Attention: [***]
Email: [***]

(in each case, with a copy to the Administrative Agent at the address for notice provided under the Credit Agreement). Notices and communications by facsimile and e-mail shall be effective when sent, and notices and communications sent by other means shall be effective when received.

SECTION 8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

SECTION 8.5 Further Assurances.

(a) The Transferee and the Transferor each agree that at any time and from time to time, at its expense and upon reasonable request of the Administrative Agent or the Collateral Agent, it shall promptly execute and deliver all further instruments and documents, and take all reasonable further action, that is necessary or desirable to perfect and protect the Conveyances and security interests granted or purported to be granted by this Agreement or to enable the Collateral Agent or any of the Secured Parties to exercise and enforce its rights and remedies under this Agreement with respect to any Collateral.

(b) The Transferee and the Transferor agree to do and perform, from time to time, any and all acts and to execute any and all further instruments reasonably requested by the other party more fully to effect the purposes of this Agreement and the other Loan Documents, including the execution of any financing statements or continuation statements or equivalent documents relating to the Transferred Assets for filing under the provisions of the UCC or other laws of any applicable jurisdiction.

(c) The Transferee and the Transferor hereby severally authorize the Collateral Agent, upon receipt of written direction from the Administrative Agent, to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Transferred Assets.

(d) The Transferor shall furnish to the Collateral Agent and the Administrative Agent from time to time such statements and schedules further identifying and describing the Related Security and such other reports in connection with the Transferred Assets as the Collateral Agent (acting solely at the Administrative Agent’s request) or the Administrative Agent may reasonably request in the possession of (or reasonably obtainable without undue burden by) the Transferor, all in reasonable detail.

SECTION 8.6 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Transferee, the Transferor or the Administrative Agent,

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any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

SECTION 8.7 Counterparts. This Agreement may be executed in counterparts, including electronic transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 8.8 Binding Effect; Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. To the extent that any Transferred Asset requires that any transferee of an interest therein must execute an assignment and assumption agreement whereby such transferee assumes all of the obligations of the holder thereof with respect to such Transferred Asset or portion thereof being transferred, and such an agreement has not already been executed and delivered, the parties hereto intend that this Agreement shall constitute such an assignment and assumption agreement (within the meaning of such Transferred Asset) with respect to the transfer of such Transferred Asset to the Transferee and the Transferee may enter into an omnibus assignment and assumption agreement to evidence such assignment and assumption pursuant to this Agreement. The Transferor and Transferee acknowledge that the Transferee has, pursuant to the Credit Agreement, pledged and granted to the Collateral Agent a security interest in and lien on all of the Transferee’s rights hereunder to secure the Collateral and the other Secured Obligations (as defined in the Credit Agreement), and the Transferor and Transferee agree that the Collateral Agent for the benefit of the Secured Parties, the Administrative Agent and each Lender are intended third-party beneficiaries of this Agreement entitled to enforce the same on behalf of the Transferee.

The Transferor hereby acknowledges that (a) the Collateral Agent is the beneficiary of a collateral assignment of this Agreement pursuant to the Granting Clause of the Credit Agreement and (b) the Collateral Agent for the benefit of the Secured Parties shall be an express third-party beneficiary of the Transferee’s rights hereunder, including but not limited to the Transferee’s right to indemnification set forth in Section 2.2 subject, in the case of clauses (a) and (b), to each of the limitations, restrictions and conditions set forth in the Granting Clause of the Credit Agreement with respect to the collateral assignment of this Agreement; provided that, such collateral assignment and such third-party beneficiary rights shall automatically terminate upon the irrevocable payment in full of the Obligations (other than contingent indemnity obligations as to which no claim has been made) and the termination of the Commitments in full.

SECTION 8.9 Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the other Loan Documents sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Loan Documents.

SECTION 8.10 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

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SECTION 8.11 Electronic Signatures.

The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8.12 Non-Petition; Limited Recourse.

The Transferor hereby agrees that it will not institute against, or join any other Person in instituting against, the Transferee any bankruptcy proceeding so long as there shall not have elapsed one (1) year, or if longer, the applicable preference period then in effective, and one (1) day from the date on which all amounts owed by the Transferor pursuant to this Agreement have been paid in full. The Transferee shall file a timely objection to, and promptly and timely move to dismiss and diligently prosecute such objection and/or motion to dismiss, any bankruptcy proceeding commenced by any Person in violation of this Section 8.12. The Transferee hereby expressly consents to, and agrees not to raise any objection in respect of, each of the Administrative Agent and the Lenders having creditor derivative standing in any bankruptcy proceeding to enforce each and every covenant contained in this Section 8.12, as third-party beneficiaries of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Transferee and the Transferor each have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

ARES STRATEGIC INCOME FUND, as
Transferor

By:	/s/ SCOTT C. LEM
Name:	Scott C. Lem
Title:	Chief Financial Officer and Treasurer

ASIF FUNDING II, LLC, as Transferee

By:	Ares Strategic Income Fund, its sole
Manager

By:	/s/ SCOTT C. LEM
Name:	Scott C. Lem
Title:	Chief Financial Officer and Treasurer

[Signature Page to Contribution Agreement]